Note 1 - Plan Description 1 (Details Textual) - EBP 38-3360868 001 [Member]	12 Months Ended
Dec. 31, 2025 USD ($)
EBP, Participant Contribution, Automatic, Deferral Rate	5.00%
EBP, Employer Contribution, Matching Percentage	100.00%
EBP, Employer Contribution, Participant Compensation Matched, Percentage	5.00%
EBP, Change in Net Asset Available for Benefit, Increase from Employer Contribution, Noncash	$ 0
EBP, Note Receivable from Participant, Account, Minimum Borrowing, Amount	1,000
EBP, Note Receivable from Participant, Account, Maximum Borrowing, Amount	$ 50,000
EBP, Note Receivable from Participant, Account, Maximum Borrowing, to Total Account, Percentage	50.00%
EBP, Note Receivable From Participant, Term	5 years
Minimum [Member]
EBP, Asset Held for Investment, Participant Loan, Interest Rate	4.25%
Maximum [Member]
EBP, Asset Held for Investment, Participant Loan, Interest Rate	9.50%